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                                                               EXHIBIT 23.1
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         CONSENT OF INDEPENDANT CERTIFIED PUBLIC ACCOUNTANTS
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We have issued our report dated March 11, 1997, accompanying the consolidated financial statements included in the Annual Report of Supermail
International, Inc. on Form 10KSB for the year ended December 31, 1996. We hereby consent to the incorporation by reference of said report in the Registration Statement of Supermail International, Inc. on Form S-8.

Singer Lewak Greenbaum & Goldstein LLP

Los Angeles, California
February 26, 1998